COMMERCIAL REAL ESTATE PURCHASE CONTRACT
                             AND RECEIPT FOR DEPOSIT

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THE PRINTED PORTION OF THIS CONTRACT HAS BEEN APPROVED BY THE ARIZONA  ASSOCIATION OF REALTORS(R).  THIS IS INTENDED TO BE A BINDING
CONTRACT.  NO REPRESENTATION  IS MADE AS TO THE LEGAL VALIDITY,  ADEQUACY OF ANY PROVISION OR THE TAX CONSEQUENCES  THEREOF.  IF YOU
DESIRE LEGAL, TAX OR OTHER PROFESSIONAL ADVICE, CONSULT YOUR ATTORNEY, TAX ADVISOR OR PROFESSIONAL CONSULTANT.

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                                    RECEIPT
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
Received From:  D.F. Properties, Inc.                                  ("Buyer")

Agency Confirmation: Selling Company/Salesperson named on lines 16 and 17 is the agent of (check one):

|X| the Buyer exclusively; or |_| the Seller exclusively; or |_| both the Buyer and Seller

Title:  The manner of taking title may have  significant  legal and tax  consequences.  Therefore,  please consult your legal or tax advisor if you have any questions.

Buyer will take title as:

|X| Determined before Close of Escrow       |_| Community Property       |_| Joint Tenants with Right of Survivorship
|_| Sole and Separate Property              |_| Tenants in Common        |_| Other:

Earnest Money: Earnest money shall be held by Broker until offer is accepted.  Upon acceptance,  Broker is authorized to deposit the earnest money with any Escrow Company to which the check is payable. If the check is payable to Broker, Broker may deposit the check in Broker's trust account or endorse the check without  recourse and deposit it with a duly licensed  Escrow  Company.  Buyer agrees that, if Buyer breaches this Contract,  any earnest money is subject to forfeiture.  All earnest money is subject to collection.  In the event any check for  earnest  money is  uncollectible,  at  Seller's  option,  Seller  shall be  immediately  released  from all obligations under this Contract notwithstanding any provisions contained herein. Unless otherwise provided herein, all earnest money is  considered to be part of the purchase  price for the Premises  described  below.  At Buyer's  election and expense,  said Escrow
Company shall place earnest deposit in an interest bearing account to the benefit of the Buyer.

  a. Amount of Earnest   b. Form of         |X| Check    c. To Be            |_| Broker's Trust Account
     Deposit $ 10,000       Earnest Deposit |_|             Deposited With:  |X| Escrow Company: Fidelity National Title Company

Received By:
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             (PRINT SALESPERSON'S NAME)                (SALESPERSON'S SIGNATURE)                            MO/DA/YR

Grubb & Ellis Company
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(PRINT NAME OF SELLING COMPANY)

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                                                               OFFER
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Property  Description  and Offer:  Buyer agrees to purchase the real property which includes,  at no additional  cost to Buyer,  the permanent  improvements  thereon,  as well as the following  items,  if any, owned by Seller and presently  located in the Property:
electrical  distribution systems (power panels, buss ducting,  conduits,  disconnects,  lighting fixtures),  telephone  distribution systems (lines, jacks and connections),  space heaters,  air conditioning  equipment,  air lines,  carpets,  window coverings,  wall coverings, security systems/alarms and, --------------------------------------------------------------------------------------------
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plus personal property  described herein or in attached addendum  (collectively the "Property").  Improvements and personal property shall be free of liens unless otherwise specified.

Property Address:     2608 S. Litchfield Rd., 2665 S. La Luna, 2664 S. Litchfield Rd.                    Zoning:      I-1
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City:       Goodyear                           County:       Maricopa                            AZ,   Zip Code:      85338
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Assessors #                                                                   Legal Description:
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     Lot 26, Lot 20, Lot 25   Airport Commercenter Subdivision #1, Goodyear, Arizona
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Additional Existing Personal Property Included:
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Fixtures and Leased Equipment NOT included:     Storage Racks, Fireproof Electrical Equip. in Low Fat Processing Room
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Addenda Incorporated:          |_| AAR Addendum             |_| Schedule of personal property                       |_| Other

$   765,000                       Full purchase price, payable as follows:
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$    10,000                       Earnest deposit as indicated above.
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$   755,000                       Additional cash at close of escrow. $100,000 to be held in escrow - See Line 66
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$
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Seller shall pay a 6% commission at closing to be split 50/50 between Grubb & Ellis Co. and Don Bennett & Associates.
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Closing  Date:  Seller and Buyer will comply with all terms and  conditions  of this  Contract and close escrow on Feb. 28, 1997 Any other closing date requires  mutual  agreement of Seller and Buyer.  Seller and Buyer hereby agree that the close of escrow shall be defined as recordation of the documents. If escrow does not close by such date, this Contract is subject to cancellation as provided in LINES 298-305.

Possession And Keys:  Possession and occupancy shall be delivered to Buyer |_| on date of recordation,  or |X| subject to the rights
of tenants under existing  leases.  Seller shall provide Buyer keys and/or means to operate all locks,  security  system/alarms  and subject to lease agreement between the parties as described in the additional terms and conditions.

Buyer and Seller acknowledge receipt of a copy of this page which constitutes page 1 of 7 pages.
Initials:   /s/                             /s/
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             BUYER        BUYER            SELLER            SELLER

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                                                      GENERAL LOAN PROVISIONS
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Release Of Broker. Any financing described in this Contract will be independently investigated and evaluated by Seller and/or Buyer, who hereby  acknowledge  that any decision to enter into any financing  arragnements  with any person or entity will be based solely upon such independent  investigation and evaluation.  Buyer and Seller further hold harmless and release Broker and acknowledge that
Broker is not responsible for Buyer's or Seller's  decisions  concerning the  desirability or  acceptability of any financing or any terms thereof.
Changes.  Buyer shall not make any changes to financing terms described in this Contract without the prior written consent of Seller unless such changes do not advrsely affect Buyer's ability to qualify for the financing,  Increase  Seller's  closing costs or delay the closing date.
Return of Earnest Deposit.  Unless  otherwise  provided  herein,  Buyer is entitled to a return of the earnest  deposit,  if after a diligent and good faith effort, Buyer does not qualify for the financing described in this Contract. Buyer acknowledges that prepaid items paid separately from earnes money are not refundable.
RESPA:  The Real Estate  Settlement  Procedures  Act (RESPA)  requires  that no Seller of property  that will be purchased  with the assistance of a federally related mortgage loan shall require,  directly or indirectly, as a condition of selling the property, that title insurance covering the property be purchased by the Buyer from any particular title company.

Buyer and Seller acknowledge receipt of a copy of this page which constitutes page 2 of 7 pages.
Initials:   /s/                             /s/
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             BUYER        BUYER            SELLER            SELLER

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                                                     OTHER TERMS AND CONDITIONS
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Other Terms:  Buyer shall have until Feb. 15, the approval period, to determine if property is suitable for Buyer's use. Buyer shall inspect and investigate the property.  Buyer's  election to proceed and close this transaction will be deemed as Buyer's approval of the condition of the premises.  In the event Buyer  notifies  Escrow Co.  (Agent) of its  disapproval of the Property for any reason whatsoever  during the approval  period,  Buyer will have the absolute right to cancel the contract and all of Buyer's earnest money shall be returned to Buyer.

Seller shall provide Buyer with a Phase 1 Environmental  Survey within 30 days from opening of escrow. Buyer shall have fifteen (15)
days after receipt of the Environmental Survey to approve or disapprove such survey in its sole and absolute discretion.

$ 100,000 of the purchase price proceeds and interest  therein shall be held in escrow and released to Seller when all the buildings are delivered to Buyer broom clean and good working order. Good working order is defined as in the same condition,  less normal wear and tear, as of the close of escrow.

Seller shall make lease payments to Buyer of $3,500 per month gross lease per building.

Seller shall guarantee a minimum of one month, March 1 - March 30, 1997 for 2665 S. La Luna and three months, March 1 - May 30, 1997 for 2664 S. Litchfield Road.

Seller  shall  have the right to  initiate  a lease for 2608 S.  Litchfield  Road or extend the lease term for each of the other two buildings for three (3) thirty (30) day periods provided Seller provides Buyer with prior written notification to initiate or extend such term of at least two (2) weeks.

Buyer and Seller shall mutually agree and execute a lease for each leased  premises on or before the end of the approval period in a form and content mutually agreed to in writing by Buyer and Seller on or prior to close of escrow.

Within twenty (20) days from opening of escrow,  Seller shall provide to Buyer a list of any items Seller intends to remove from the property. Buyer shall approve such list of items in writing and any repairs necessary in connection with said removal.

Notwithstanding anything to the contrary contained within this contract, Buyer in its sole and absolute discretion,  may cancel this contract for any reason during the approval period (on or before February 15, 1997) or within fifteen (15) days after receipt of the
Environmental Survey. Upon cancellation, all earnest money shall be returned to Buyer.

Escrow Instructions: |_| This Contract will be used as escrow instructions |X| Separate escrow instructions will be executed
(a) If Seller and Buyer elect to execute  escrow  instructions  to fulfill the terms  hereof,  they shall deliver the same to escrow company within 15 days of the acceptance of this Contract.  (b) All documents  necessary to close this transaction shall be executed promptly  by Seller and Buyer in the  standard  form used by escrow  company.  Escrow  Company is hereby  instructed  to modify such documents to the extent  necessary to be consistent  with the  Contract.  (c) If any conflict  exists  between this Contract and any escrow instructions  executed pursuant hereto, the provisions of this Contract shall b e controlling.  (d) Escrow fees shall be paid
by |_| Seller |_| Buyer |X| Both equally All closing and escrow costs,  unless otherwise stated herein,  shall be allocated  between
Seller and Buyer in accordance with local custom and applicable  laws and  regulations.  (e) Escrow company is hereby  instructed to send to Brokers copies of all notices and communications  directed to Seller or Buyer.  Escrow company shall provide to such Brokers access to escrowed materials and information  regarding the escrow. (f) Any documents necessary to close the escrow may be signed in counterparts, each of which shall be effective as an original upon execution, and all of which together shall constitute one and the same instrument.
Buyer and Seller acknowledge receipt of a copy of this page which constitutes page 3 of 7 pages.
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             BUYER        BUYER            SELLER            SELLER

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Title and Vesting:  Escrow Company is hereby instructed to obtain and distribute to Buyer a Commitment for Title Insurance  together with complete and legible copies of all documents which will remain as exceptions to Buyer's policy of title  insurance  unless same are disposed of to the  satisfaction  of the Title  Company.  Buyer is allowed 10 calendar days after receipt of the  Commitment for
Title Insurance to provide written notice to Seller of any of the preceding items  disapproved.  READ LINES ??? FOR IMPORTANT TERMS.
Seller shall convey title by Special  Warranty Deed.  Buyer shall be provided at Seller's  expense a standard owner's policy showing the title vested in Buyer as above. Buyer may acquire extended coverage at Buyer's expense.

Surveys: Survey    [ ]  required    [x]   not required      to be paid by      [ ] Seller     [ ] Buyer     or

Such survey shall be [ ] current and certified by a licensed surveyor acceptable to Buyer and the Title Company in sufficient detail for an American Land Title Association  ("ALTA") Owner's Policy of Title Insurance with boundary,  encroachment or survey exceptions and showing all improvements,  utility lines and easements on the Property or within 5 feet thereof, OR [x] (describe): Seller shall provide the plat & engineering drawings on the buildings.

This Contract [ ] is [ ] is not continginent upon Buyer's  acceptance of this survey within ??? days of receipt.  READ LINES ??? FOR
IMPORTANT TERMS.

Prorations,  Expenses and  Adjustments:  Taxes:  Real property taxes payable by the owner of the Property shall be prorated  through
Escrow as of the date of the closing, based upon the latest tax bill available.  Insurance: If Buyer elects to take an assignment of the existing casualty and/or liability  insurance that is maintained by Seller, the current premium shall be prorated through Escrow as of the date of Closing.  Rents,  Interest and Expenses.  Collected rents,  interest on Existing Notes,  utilities,  and operating expenses shall be prorated as of the date of Closing.  The Parties agree to promptly adjust between themselves outside of Escrow any rents received after the Closing.  Deposits: All deposits held by Seller pursuant to rent/lease agreement(s) shall be given to Buyer by a credit to the cash required of Buyer at the closing.  Post Closing  Matters:  Any item to be prorated that is not determined or determinable  at the Closing shall be promptly  adjusted by the Parties by appropriate  cash payment  outside of the Escrow when the amount due is determined. Escrow Company and Brokers are relieved of any responsibilities for said adjustments.

Assessments: The amount of any assessment which is a lien as of the close of escrow shall be       [x] Paid in Full By Seller
                                                                                                   [ ] Prorated and Assumed by Buyer
Any assessment that becomes a lien after close of escrow is the Buyer's responsibility.

Wood Infestation Report: Wood Infestation Report [x] is [ ] is not required. If required x Seller Buyer will, at his expense,  place in escrow a wood infestation report by a qualified licensed pest control operator, which when considered in its entirety,  indicates that all buildings are free from evidence of current  infestation and damage from wood destroying pests or organisms.  Seller agrees to pay up to [ ] one percent of the Purchase  Price or [ ] $ 500.00 for the treatment and repair of the damage caused by infestation and correct any conditions conducive to infestation.  If such costs exceed the amount mentioned above: (1) Buyer may elect to cancel this Contract.  Or (2) Seller may elect to cancel this Contract  unless Buyer agrees in writing to either accept the )Property or to pay such costs, in excess of the amount the Seller has agreed to pay.

Seller Property Disclosure Statement (SPDS):
(a) [ ] Buyer has received, read, and approved the SPDS.
(b) [ ] Buyer waives review and approval of the SPDS.       Seller to provide Phase 1 Environmental Survey.
(c) [ ] Seller shall deliver the SPDS within five (5) calendar days after  acceptance of the Contract,  after which Buyer shall have five (5) calendar days after receipt by Buyer to immediately terminate this Contract  notwithstanding any other provisions contained herein by delivering  written  notice of  termination  to either the Seller or to the Escrow  Company,  and in such event,  Buyer is entitled to a return of the earnest deposit without  further  consent of the Seller.  (AAAR FORM 1417, OR EQUIVALENT,  SHALL SATISFY
THIS REQUIREMENT.)

Seller's Notice of Violations:  Seller has no knowledge of any notice of violations of City,  County,  State,  or Federal  building, zoning, fire, or health laws, codes,  statutes,  ordinances,  regulations,  or rules filed or issued against the Property. If Seller receives notice of violations prior to Close of Escrow, Seller shall immediately notify Buyer in writing.  Buyer is allowed five (5)
calendar days after receipt of notice to provide  written  notice to Seller of any items  disapproved.  READ LINES ??? FOR IMPORTANT
TERMS.

Seller shall provide to Buyer in writing within 20 days the following items: (1) any known pending special assessments,  association fees, claims, or litigation, and (2) copies of covenants,  conditions, and restrictions,  articles or incorporation,  by-laws, other governing documents,  any other documents required by law, (3) any rent rolls, deposit rolls, personal property lists, copies of all leases, service contracts and any other agreements relating to the property, and


Buyer has the right to disapprove the above documents in accordance with Lines ???.

No Tenant Bankruptcy  Proceedings.  Seller has no notice or knowledge that any tenant of the Property is the subject of a bankruptcy or insolvency proceeding.

No Seller Bankruptcy Proceedings. Seller is not the subject of a bankruptcy, insolvency or probate proceeding.

Sanitation and Waste Disposal Systems: Buyer is aware and Seller warrants that the Premises is on a :
[x]   Sewer system       [ ] Septic Tank     [ ] Other

Obligations Regarding Waste Disposal Systems: At [ ] Sellers [ ] Buyers expense, any septic tank on the Premises shall be pumped and certified by an inspector and/or contractor recognized by the applicable governmental authority.  Certification and/or documentation required shall be delivered to the Escrow  Company.  The Seller  warrants that the system is being  operated in compliance  with the established standards of the applicable governmental authority.

Seller's Obligations Regarding Wells: If any well is located on the Premises,  Seller shall deliver to Escrow Company,  before Close of Escrow,  a copy of the Arizona  Department of Water Resources  (ADWR)  "Registration of Existing Wells." Escrow Company is hereby instructed to send to the ADWR a "Change of Well Information." (ARS 45-593).

Property  with Pools:  Buyer and Seller  acknowledge  that,  if the Property  contains an above or below ground  swimming  pool,  or contained  body of water  intended for swimming,  there will be compliance  with any applicable  state,  county,  and municipal pool barrier and notice requirements prior to possession by the Buyer. Buyer sand Seller expressly relieve and indemnify brokers from any and all liability and responsibility for such compliance.
Buyer and Seller acknowledge receipt of a copy of this page which constitutes page 4 of 7 pages.
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             BUYER        BUYER            SELLER            SELLER
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Flood Hazard  Disclosure:  If the Property is situated in an area identified as having any special flood hazards by any governmental entity,  including but not limited to, being designated as a special flood hazard area by the Federal  Emergency  Management  Agency
(FEMA),  Seller  shall,  with 5 calendar  days after  acceptance  of the offer,  disclose  this fact in writing to the Buyer.  Flood insurance may be required by lender.  Buyer is allowed 20 calendar days from receipt of the disclosure to make further  inquiries at appropriate governmental agencies,  lenders,  insurance agents, or other appropriate entities. Buyer shall provide written notice to
Seller of any items disapproved within this latter time period. READ LINES ??? FOR IMPORTANT TERMS.

Physical  and  Environmental  Inspection:  Buyer shall have the right,  at [xx] Buyer's  expense [ ] Seller's  expense [ ] Seller to provide at its cost Phase One  Environmental  Report (See Lines ????) to select an inspector(s),  to make  "Inspections"  (including tests, surveys, and other studies) of the Property, including but not limited to structural,  plumbing, sewer/septic, well, heating, air conditioning, electrical, and mechanical systems, built-in appliances, roof, soil, cathodic protection, foundation, pool/spa and related equipment,  possible  environmental hazards (such as asbestos,  formaldehyde,  radon gas, lead-based paint, fuel or chemical storage tanks, hazardous waste, and other substances,  materials or products), geologic conditions, location of property lines, sign usage, zoning regulations,  water/utility and use restrictions.  Seller shall make the Property available for all inspections. It is understood that this  inspection  requires that the utilities be on and the Seller is responsible for providing same at his expense.
Buyer shall keep the Property free and clear of liens, shall indemnify and hold Seller harmless from all liability, claims, demands, damages,  and costs, and shall repair all damages arising from the inspections.  Buyer shall provide Seller and Brokers, at no cost, copies of all  reports  concerning  the  Property  obtained  by Buyer.  Buyer shall  provide  written  notice to Seller of any items
reasonably disapproved,  within |_| ten (1) calendar days or |_| after acceptance of the Contract.  REFER TO LINES ??? FOR IMPORTANT
TERMS.

Physical Inspection Waiver: The Buyer has been advised of the benefits of an independent  physical inspection of the entire property in order to determine the condition  thereof.  The Buyer hereby waives the  inspection and agrees not to make any claims against the
Seller,  Brokers or Agents  regarding  the  condition of the  property.  This waiver does not release the Seller from  warranties or disclosure requirements that may be expressed elsewhere in this contract.

               BUYER                  BUYER                     SELLER                SELLER

Environmental Waiver: The Buyer has been advised of the benefits of an independent  environmental  inspection of the entire property in order to determine the condition  thereof.  The Buyer hereby waives the  inspection and agrees not to make any claims against the
Seller,  Brokers or Agents  regarding  the  condition of the  property.  This waiver does not release the Seller from  warranties or disclosure requirements that may be expressed elsewhere in this contract.

               BUYER                  BUYER                     SELLER                SELLER

SQUARE  FOOTAGE:  BUYER IS AWARE THAT ANY REFERENCE TO THE SQUARE  FOOTAGE OF THE PREMISES IS  APPROXIMATE.  IF SQUARE  FOOTAGE IS A
MATTER TO THE BUYER, IT MUST BE VERIFIED BY BUYER PRIOR TO CLOSE OF ESCROW.

Warranties:  The Seller  grants  Buyer or Buyer's  representative  reasonable  access to enter and walk through the Premises for the purpose of satisfying Buyer that any items warranted by Seller are in working  condition,  and except as otherwise  provided in this
Contract,  Seller has maintained the Property in substantially  the same conditionas on the effective date of this Contract.  At the earlier of possession or Close of Escrow,  Buyer  acknowledges  that all  warranties  concerning the Property have been satisfied or extinguished.  Any personal  property  included  herein shall be  transferred in AS IS CONDITION and SELLER MAKES NO WARRANTY of any
kind, express or implied (including,  without limitation,  ANY WARRANTY OF MERCHANTABILITY).  Brokers are hereby relieved of any and all liability and responsibility for everything stated in this paragraph and the following paragraph.

Warranties  that Survive  Closing:  Prior to the Close of Escrow,  Seller  warrants that payment in full will have been made for all rental and/or privilege taxes, labor, professional services,  materials,  machinery, fixtures or tools furnished within the 120 days immediately  preceding  the Close of  Escrow in  connection  with the  construction,  alteration  or repair of any  structure  on or improvement to the Property.  Seller warrants that the information in the current listing agreement, if any, regarding connection to a public sewer system,  septic tank or other sanitation system is correct to the best of his knowledge.  Seller warrants that he has disclosed to Buyer and Brokers all material latent defects concerning the Property that are known to Seller. Seller further warrants that he has disclosed to all parties any information,  excluding opinions of value, that he possesses which materially and adversely affects the consideration to be paid by Buyer.


Representations  and  Releases:  By  signing  this  contract,  Buyer  represents  that he has or will have prior to close of escrow, conducted all desired  independent  investigations  of any and all matters  concerning this purchase and by closing escrow accts the
Property.  Seller and Buyer hereby expressly  release,  hold harmless and indemnify all brokers in this transaction from any and all liability and responsibility  regarding the condition,  square footage, lot lines, or boundaries,  value, rent rolls,  environmental problems,  sanitation  systems,  roof,  wood  infestation  and wood  infestation  report,  compliance  with building  codes or other governmental  regulations,  or any other material  matters relating to the Property.  Neither Seller,  Buyer nor any broker shall be bound by any understanding, agreement, promise or representation, express or implied, written or verbal, not specified herein.

Default and Remedies:  If either party defaults in any respect on any material  obligations under this Contract,  the non-defaulting party may elect to be released  from all  obligations  under this  Contract by canceling  this Contract as provided in Lines 298-305 below. The non-defaulting party may thereafter proceed against the party indefault upon any claim or remedy which the non-defaulting party may have in law or equity.  In the case of the Seller,  because it would be  difficult  to fix actual  damages in the event of
Buyer's  default,  the amount of the earnest  money may be deemed a reasonable  estimate of the damages;  and Seller may at Seller's option retain the earnest money deposit,  subject to any  compensation to Brokers,  as Seller's sole right to damages.  In the event that the non-defaulting party elects not to cancel this Contract,  the non-defaulting party may proceed against the party in default for specific performance of this Contract or any of its terms, in addition to any claim or remedy which the non-defaulting party may have in law or equity. In the event that either party pursues specific  performance of this Contract,  that party does not waive the right to cancel this  Contract  pursuant to Lines ???  below at any time,  and proceed  against the  defaulting  party as  otherwise provided herein,  or in law or equity.  If Buyer or Seller files suit against the other to enforce any provision of this Contract or for damages  sustained by reason of its breach,  all parties  prevailing  in such action,  on trial and appeal,  shall receive their reasonable  attorneys'  fees and costs as awarded by the court.  In  addition,  both  Seller and Buyer agree to  indemnify  and hold harmless all Brokers  against all costs and expenses,  which any Broker may incur or sustain in connection  with any lawsuit arising from this  Contract  and will pay the same on demand  unless the court shall grant  judgment in such action  against the party to be indemnified. Costs shall include, but not be limited to, attorneys' fees, expert witness fees, fees paid to investigators, and court costs.


Cancellation:  Any party who wishes to cancel this Contract because of any breach by another party, or because escrow fails to close by the agreed date,  and who is not himself in breach of this  Contract,  except as occasioned  by a breach by the other party,  may cancel this Contract by delivering a notice to either the breaching  party or to the escrow company stating the nature of the breach and that this Contract  shall be canceled  unless the breach is cured within 13 days  following the delivery of the notice.  If this notice is delivered to the escrow company,  it shall contain the address of the party in breach.  Any notice  delivered to any party must be delivered to the Brokers and the escrow  company.  Within three days after receipt of such notice,  the escrow company shall send the notice by United  States Mail to the party in breach at the address  contained  in the notice.  No further  notice shall be required. In the event that the breach is not cured within 13 days following the delivery of the notice to the party in breach or to the escrow company, this Contract shall be canceled; and the non-breaching party shall have all rights and remedies available at law or equity for the breach of this Contract by the breaching party, as provided in Lines ??? above.
Buyer and Seller acknowledge receipt of a copy of this page which constitutes page 5 of 7 pages.
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             BUYER        BUYER            SELLER            SELLER

Release of Deposit Based On Contingency Or Condition:  a) If this Contract is contingent upon or conditioned  upon the occurrence of some future event (such as financing) and that event fails to occur thereby rendering this contract unenforceable, the Contract will be terminated  immediately  and a thirteen  (13) day  cancellation  notice will not be required to terminate  the  obligation of all parties under this Contract as a result of the failed contingency or condition, provided that this Contract shall remain enforceable if the party for whose benefit the  contingency  or condition  existed waives such  contingency  or condition.  Notice of the failed contingency escrow holder by benefiting party and this contract shall be deemed immediately canceled without further written consent required by other party.  In such event,  Buyer's  deposit shall be returned to Buyer without  further written consent of Seller and without regard for the cancellation provisions in Lines 298-305.

Recommendations: If any Broker recommends a builder, contractor, inspector, or any other person or entity to Seller or Buyer for any purpose,  such recommendation  will be independently  investigated and evaluated by Seller or Buyer, who hereby acknowledge that any decision to enter into any contractual  arrangements  with any such person or entity  recommended by any Broker will be based solely upon such independent  investigation and evaluation.  Seller and Buyer understand that said contractual  arrangement may result in a commission or fee to Broker, which shall be disclosed in writing to the Seller and Buyer.

Risk Of Loss:  If there is any loss or damage to the  Property  between  the date  hereof and the close of escrow,  by reason of the vandalism,  flood earthquake or act of God, the risk of loss shall be in the Seller,  provided,  however, that the cost of repairing such loss or damage would exceed ten percent (10%) of the purchase price, either Seller or Buyer may elect to cancel the Contract.

Broker's Rights: If any Broker hires an attorney to enforce the collection of the commission  payable pursuant to the Contract,  and is successful in collecting some or all of such commission,  responsible party agrees to pay such Broker's costs including,  but not limited to, attorney's fees, expert witness fees, fees paid to investigators,  and court costs. The Seller and the Buyer acknowledge that the Brokers are third-party beneficiaries of this Contract.

Buyer Disapproval:  If Buyer gives written notice of disapproval of items as provided herein, Seller shall respond in writing within five (5) calendar days after receipt of such notice.  If Seller is unwilling or unable to correct items  reasonable  disapproved  by
Buyer,  including  making any repairs in a  workmanlike  manner,  then Buyer may cancel this  Contract by giving  written  notice of cancellation  to Seller  within five (5) calendar  days after  receipt of Seller's  response,  or after  expiration  of the time for
Seller's response, whichever occurs first, in which case Buyer's deposit shall be returned to Buyer, without further written consent of Seller, and without regard for the cancellation  provisions in Lines 298-305 above.  Notwithstanding the foregoing,  if the items reasonably  disapproved  by the Buyer  exceed ten percent  (10%) of the purchase  price,  the Buyer shall be entitled to cancel this
Contract.  BUYER'S FAILURE TO GIVE WRITTEN NOTICE OF DISAPPROVAL OF ITEMS OR CANCELLATION OF THIS CONTRACT WITHIN THE SPECIFIED TIME
PERIODS SHALL  CONCLUSIVELY BE DEEMED BUYER'S ELECTION TO PROCEED WITH THE TRANSACTION  WITHOUT  CORRECTION OF ANY DISAPPROVED ITEMS
WHICH SELLER HAS NOT AGREED TO CORRECT.

FIRPTA: If applicable  Seller agrees to complete,  sign and deliver to escrow company a certificate  indicating  whether Seller is a foreign person or a non-resident alien pursuant to the Foreign Investment in Real Property Tax Act. (FIRPTA).

Permission:  Buyer and Seller grant Brokers permission to advise the public of the sale upon execution of this Contract, and Brokers may disclose price and terms herein after close of escrow.

Attorney's Fees: In any action,  proceeding or arbitration arising out of this agreement,  if the prevailing party shall be entitled to reasonable attorney's fees and costs.

Mediation:  Any  dispute or claim  arising  out of or relating to this  Contract,  any alleged  breach of this  Contract or services provided in relation to the Contract  shall be submitted to mediation in accordance  with the NATIONAL  ASSOCIATION  OF  REALTORS(R)
Rules and Procedures of the Dispute  Resolution  System or, if not available,  another  mediation  provider.  disputes shall include representations made by the Buyer, Seller or any Broker or other person or entity in connection with the sale, purchase,  financing, condition or other aspect of the Premises to which this Contract pertains,  including without limitation allegations of concealment, misrepresentation,  negligence  and/or fraud.  Any agreement  signed by the parties  pursuant to the mediation  conference  shall be binding.  The following matters are excluded from mediation  hereunder:  (a) judicial or nonjudicial  foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or land Contract; (b) an unlawful detainer action; (C) the filing or enforcement of a mechanic's  lien; or (d) any matter which is within the jurisdiction of a probate court. The filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, Injunction, or other provisional remedies, shall not constitute a waiver of the obligation to mediate under this provision, nor shall it constitute a breach of the duty to mediate.

Entire Agreement:  This Contract,  any attached exhibits and any addenda or supplements signed by the parties,  shall constitute the entire agreement  between Seller and Buyer, and shall supersede any other written or oral agreement  between Seller and Buyer.  This contract can be modified only by a wring signed by Seller and Buyer. A fully  executed  facsimile copy in total or in counterpart of the entire agreement shall be treated as an original Contract.

Arizona Law:  This  Contract  shall be governed by Arizona law. Any legal action will take place in the county in which  property is located.

Broker/Fee:  Buyer and Seller each  represent and warrant to the other that  he/she/it  has had no dealings  with any person,  firm, broker or finder in connection with the negotiation of this Agreement and/or the consummation of the purchase and sale  contemplated herein,  other than the Broker(s)  named herein and no Broker or other person,  firm, or entity,  other than said  Broker(s)  is/are entitled to any commission or finder's fee in connection with this  transaction as the result of any dealings or acts of such party.
Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for compensation,  commission or charges which may be claimed by any broker,  finder or other similar party, other than said named Broker(s) by reason of any dealings or act of the indemnifying Party.

Compensation:  Seller and Buyer acknowledge that Brokers shall be compensated for services rendered as previously agreed by separate written agreement(s).  Any separate written agreement(s) shall be delivered to escrow company for payment at close of escrow. If not previously  paid.  COMMISSIONS  PAYABLE FOR THE SALE,  LEASING OR MANAGEMENT OF PROPERTY ARE NOT SET BY ANY BOARD OR  ASSOCIATION OR
REALTORS(R), OR ANY LISTING SERVICE, OR IN ANY MANNER OTHER THAN BETWEEN THE BROKER AND THE CLIENT.

Additional  Compensation:  RESPA prohibits the paying or receiving of any fee,  kickback,  or thing of value for the referral of any business  related to settlement  or closing of a federally  regulated  mortgage  loan,  including,  but not limited to, any services related to the origination,  processing,  or funding of a federally  regulated  mortgage loan, and includes such settlement  related business as termite  inspections and home  warranties.  RESPA does not prohibit fees,  salaries,  compensation or other payments for services  actually  performed.  If any Broker  performs any such service for a fee,  Seller and Buyer consent to the payment of this additional compensation for such services actually performed as follows:

Broker's Notice to Buyer and Seller: BUYER AND SELLER HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN AND ARE NOW ADVISED BY THE BROKER(S) TO
CONSULT AND RETAIN THEIR OWN EXPERTS TO ADVISE AND REPRESENT THEM CONCERNING THE LEGAL AND INCOME TAX EFFECTS OF THIS AGREEMENT,  AS
WELL AS THE CONDITION AND/OR LEGALITY OF THE PROPERTY,  THE IMPROVEMENTS AND EQUIPMENT THEREIN.  THE SOIL THEREOF,  THE CONDITION OF
TITLE THERETO, THE SURVEY THEREOF,  THE ENVIRONMENTAL  ASPECTS THERE, THE INTENDED AND/OR PERMITTED USAGE THEREOF, THE EXISTENCE AND
NATURE OF TENANCIES  THEREIN.  THE OUTSTANDING  OTHER  AGREEMENTS,  IF ANY, WITH RESPECT  THERETO,  AND THE EXISTING OR CONTEMPLATED
FINANCING  THEREOF,  AND THAT THE BROKER(S)  IS/ARE NOT TO BE RESPONSIBLE FOR PURSUING THE  INVESTIGATION OF ANY SUCH MATTERS UNLESS
EXPRESSLY OTHERWISE AGREED TO IN WRITING BY BROKER(S) AND BUYER OR SELLER.

Time For Acceptance: This is an offer to purchase The property. Unless acceptance is signed by Seller and a signed copy delivered in person,  by mail, or facsimile,  and personally  received by Buyer or by Selling Broker, by , 19 at AM/PM Mountain Standard Time, or
unless this offer has been  previously  withdrawn by Buyer,  this offer shall be deemed  revoked and the deposit  shall be returned.
Buyer has read and acknowledges receipt of a copy of this offer.
Buyer and Seller acknowledge receipt of a copy of this page which constitutes page 6 of 7 pages.
Initials:   /s/                             /s/
------------------------------------------------------------------------
             BUYER        BUYER            SELLER            SELLER

The undersigned agree to purchase the Property on the terms and conditions herein stated and acknowledge receipt of a copy hereof.


Dated this                          day of January, 1997 at                            a.m.
Buyer:   D.F. Properties
Address:
City, State, Zip:
Telephone/Fax:


Dated this                          day of          19   at                            am/pm
Buyer:
Address:
City, State, Zip:
Telephone/Fax:

------------------------------------------------------------------------------------------------------------------------------------
                                                             ACCEPTANCE
------------------------------------------------------------------------------------------------------------------------------------

Agency Confirmation:  the following agency relationship(s) are hereby confirmed for this transaction:  Listing  Company/Salesperson:
Don Bennett & Associates

Is the Agent of (check one)  [x]   the Seller exclusively; or   [ ] both Buyer and Seller

Subsequent  Offers:  Seller  releases the Broker from the obligation to submit any subsequent  offers to purchase the Premises until after cancellation of this Contract.
Seller Receipt of Copy: The  undersigned  acknowledge  receipt of a copy hereof and grant  permission to Broker named on lines ?? to deliver a copy to Buyer.

|_| Counter  Offer is attached,  which is  incorporated  herein by reference.  If there is a conflict  between this Contract and the
Counter Offer, the provisions of the Counter Offer shall be controlling.  (NOTE: If this box is checked, Seller should sign both the
Contract and the Counter Offer.)

Dated this                          day of                     1997 at                  a.m/pm.
Dated this     22nd                 day of            January  1997 at                  am/pm

Seller:                             PB Southwest                                       mo/da/yr
Seller:                             Ken Charbonneau                                    1 / 22/ 97
Seller:                                                                                mo/da/yr
Seller:                             Vice President                                     mo / da / yr

Address:                             2664 S. Litchfield Rd.
Address:

City, State, Zip:                   Goodyear, Arizona   85338
City, State, Zip:

Telephone/Fax:                      9602) 925-0731     FAX: (602) 925-2363
Telephone/Fax:


For Broker Use Only:  Brokerage File/Log No.  Manager's Initials   Broker's Initials    Date

This form is available  for use by the entire real estate  industry.  The use of this form is not intended to identify the user as a
REALTOR(R). REALTOR(R) is a registered collective membership mark which may be used only by real estate licensees who are members of the

NATIONAL ASSOCIATION OF REALTORS(R) and who subscribe to its Code of Ethics.

(C)Arizona Association of REALTORS(R) April 1994 this Form Available Through Your Local Board of REALTORS(R) Form No. 1535-830.

Buyer and Seller acknowledge receipt of a copy of this page which constitutes page 7 of 7 pages.
Initials:   /s/                             /s/
------------------------------------------------------------------------
             BUYER        BUYER            SELLER            SELLER